================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      GREAT WESTERN FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           H. F. AHMANSON & COMPANY
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          I.   CORPORATE PROFILE
                          II.  THE AHMANSON STORY
                          III. GREAT WESTERN PROPOSAL
                          IV.  EXECUTION RISK
                          V.   INVESTMENT SUMMARY

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

     THIS PRESENTATION CONTAINS CERTAIN FORWARD LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF AHMANSON AND, ASSUMING THE CONSUMMATION OF THE PROPOSED MERGER, A COMBINED AHMANSON/GREAT WESTERN FINANCIAL CORPORATION, INCLUDING STATEMENTS RELATING TO: (A) THE COST SAVINGS AND ACCRETION TO CASH EARNINGS AND REPORTED EARNINGS THAT WILL BE REALIZED FROM THE PROPOSED MERGER; (B) THE IMPACT ON REVENUES OF THE PROPOSED MERGER, INCLUDING THE POTENTIAL FOR ENHANCED REVENUES AND THE IMPACT ON REVENUES OF CONSOLIDATION OF RETAIL BRANCHES AND OTHER OPERATIONS AS PLANNED;
 (C) AHMANSON'S STOCK PURCHASE PROGRAM; AND (D) THE RESTRUCTURING CHARGES EXPECTED TO BE INCURRED IN CONNECTION WITH THE PROPOSED MERGER. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES:
 (1) EXPECTED COST SAVINGS FROM THE PROPOSED MERGER CANNOT BE FULLY REALIZED OR REALIZED WITHIN THE EXPECTED TIME FRAME; (2) REVENUES FOLLOWING THE PROPOSED MERGER ARE LOWER THAN EXPECTED; (3) COMPETITIVE PRESSURE AMONG DEPOSITORY INSTITUTIONS INCREASES SIGNIFICANTLY; (4) COSTS OR DIFFICULTIES RELATED TO THE INTEGRATION OF THE BUSINESSES OF AHMANSON AND GREAT WESTERN FINANCIAL CORPORATION ARE GREATER THAN EXPECTED; (5) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE INTEREST MARGINS; (6) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY OR IN THE STATES IN WHICH THE COMBINED COMPANY WILL BE DOING BUSINESS, ARE LESS FAVORABLE THAN EXPECTED; OR (7) LEGISLATION OR REGULATORY CHANGES ADVERSELY AFFECT THE BUSINESSES IN WHICH THE COMBINED COMPANY WOULD BE ENGAGED. FURTHER INFORMATION ON OTHER FACTORS WHICH COULD AFFECT THE FINANCIAL RESULTS OF AHMANSON AFTER THE PROPOSED MERGER IS INCLUDED IN FILINGS BY AHMANSON WITH THE SECURITIES AND EXCHANGE COMMISSION, ("COMMISSION"), INCLUDING A REGISTRATION STATEMENT ON FORM S-4 FILED WITH THE COMMISSION ON FEBRUARY 18, 1997, AS AMENDED, AND THE COMMISSION FILINGS INCORPORATED BY REFERENCE THEREIN.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                A CONSUMER BANK
                                 MARCH 31, 1997


                 .  ASSETS                        $48.7 BILLION
                 .  DEPOSITS                      $34.4 BILLION
                 .  LOANS                         $45.3 BILLION
                 .  MARKET CAPITALIZATION         $ 4.0 BILLION
                 .  # OF FINANCIAL SERVICE
                      CENTERS / STATES            380 / 3
                 .  # OF LOAN OFFICES / STATES    124 / 9
                 .  MORTGAGE SERVICING            $59 BILLION

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           BUILDING BLOCKS TO SUCCESS

1994
----
New Management Team Assembled
Franchise Rationalization and Enhancement

1995
----
Stock Buyback Program Initiated
Technology Development
  HOME Run, CPI, Electronic Banking
New Initiatives
  Investment Sales, HOME Run, Consumer Lending

1996
----
Business Banking & Cash Management Developed
Acquired 61 First Interstate Branches
Realize Consumer Lending & Investment

1997
----
Improving Credit Quality
Accelerated EPS Growth
Exceeded 15% ROE Goal
Exceeded Efficiency Targets

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                FINANCIAL GOALS

                   .  ROE - FIRST 15%, NOW 18%

                   .  EFFICIENCY RATIO - BELOW 50%

                   .  EPS GROWTH

                   .  CAPITAL - "WELL CAPITALIZED"

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              AHMANSON'S PARADIGM

            .  FILL THE VOID LEFT BY SECURITY PACIFIC AND FIRST
               INTERSTATE, AND CROCKER TOO

            .  PROVIDE CUSTOMERS WITH A COMPLETE LINE OF
               CONSUMER AND SMALL BUSINESS BANKING PRODUCTS
               AND SERVICES

            .  QUALITY SERVICE PROVIDER

            .  CUSTOMER DRIVEN ALTERNATIVE DELIVERY CAPABILITIES

            .  TRUSTED FINANCIAL ADVISOR

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

               A CONCEPTUAL APPROACH TO AHMANSON'S PROFITABILITY

ONE CAN VIEW AHMANSON AS COMPRISING 2 BANKS
 .  Bank A is a high performance consumer bank with growth potential
 . Bank B has a more traditional thrift balance sheet and can be viewed as a "cash cow"

                         Bank A                        Bank B
                         ------                        ------

Asset size             $20 billion                  $30 billion
Assets              . Consumer loans             . Mortgage loans
                    . Business loans             . MBS
                    . Mortgage loans

Funding             . Checking                   . Higher cost CD's
                    . Passbook                   . Borrowings
                    . Money Market
                    . Lower cost CD's

ROE potential           25-30%                        10-15%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               AHMANSON STRATEGY

Grow Bank A: Increase Low Cost Deposits
 . Consumer Checking
 . Business Banking
 . Cash Management

Enhance Bank A: Produce Fee Income
 . Investment and Annuity Products
 . Bank Services
 . Cash Management Services
 . Loan Servicing
 . Mortgage Banking Loan Sales

Shrink Bank B: Originate more mortgages for sale

Enhance Bank B: Substitute higher yielding assets
 . Consumer Loans
 . Business Loans

Enhance Overall Profitability:
 . Contain expenses
 . Reduce credit risk
 . Stock repurchase programs

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                           GROWTH IN CONSUMER ACCOUNTS
                           ------

                                1995           1996       % Change
                                ----           ----       --------
        Households          1.2 million    1.4 million     17%

        Accounts with             45,000        317,000   604%
         debit cards

        Checking balances   $2.5 billion   $3.3 billion    31%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                           GROWTH IN OTHER FEE INCOME
                           ------

  . 1Q97 annual run rate is $79 million or $0.42 EPS higher than 1995 results


                             [GRAPH APPEARS HERE]

($ in millions)

            1Q96         2Q96        3Q96      4Q96      1Q97
            ----         ----        ----      ----      ----
            $27          $31         $34       $44       $46

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           MANY SOURCES OF FEE INCOME

                                 Q1                  Q1                %
($ in millions)                 1996                1997             Change
                               ------              ------            ------
Deposit Related
 . Service Charges              $11.4               $22.8              100%
 . ATM                            1.5                 2.5               67
 . Branch Services                1.9                 2.5               32
 . Debit Card                      .2                 1.0              400
                               ------              ------
  Deposit Related               15.0                28.8               92
Investment Sales                 3.9                 7.3               87
Loan Related                     7.9                 9.6               22
                               ------              ------
Total                          $26.8               $45.7               71


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                       GROWTH IN INVESTMENT PRODUCT SALES
                       ------


                           AVERAGE DAILY CORE SALES

                             [GRAPH APPEARS HERE]

($ in millions)
                         1995           1996          1Q97
                         ----           ----          ----
                         $0.6           $2.2          $3.5

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                       GROWTH  IN HIGHER MARGIN BUSINESS
                       -------

                             CONSUMER LOANS FUNDED


                             [GRAPH APPEARS HERE]

($ in millions)

Quarters:         1Q96     2Q96    3Q96    4Q96      1Q97
                  ----     ----    ----    ----      ----
                  $17      $52     $71     $131      $136

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                CONSUMER LENDING

 .  OBJECTIVE - GROW ASSET BASE TO $5 BILLION BY THE END OF THE DECADE

 .  COMPLETE PRODUCT LINE STRATEGY OF SECURED AND UNSECURED PRODUCTS

 .  RETENTION OF ONLY "A" CREDITS ON THE BALANCE SHEET

 .  TARGET CUSTOMERS AND CHANNELS
   -  40% OF AHMANSON'S CURRENT 1.7 MILLION HOUSEHOLDS

   -  NEW CUSTOMERS THROUGH ALL EXISTING CHANNELS AND NEW INITIATIVES

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               ASSET ORIGINATION
                      IMPROVING EARNING ASSET COMPOSITION

                              LOAN ORIGINATION MIX

                                               1Q
                                1995          1997
                               ------        ------
             Real Estate         99%           87%

             Consumer             1            12

             Business             0             1

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                COST CONTAINMENT
                            EFFECTIVE G&A MANAGEMENT


                             [GRAPH APPEARS HERE]


Quarters:                    4Q95   1Q96   2Q96   3Q96    4Q96    1Q97
                             ----   ----   ----   ----    ----    ----
G&A
($ in Millions):             $199   $193   $190   $190*   $188    $187

      *3Q96 excludes SAIF recapitalization and one-time First Interstate acquisition charges

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                COST CONTAINMENT
                           IMPROVED EFFICIENCY RATIOS


                             [GRAPH APPEARS HERE]

                             1995   1Q96   1Q97
                             ----   ----   ----
Efficiency Ratio:            59%    54%    49%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

 . Credit costs down 36%
 . Loan Loss Reserves strong and stable

                             [GRAPH APPEARS HERE]

($ in millions)

                       1Q96         2Q96         3Q96         4Q96       1Q97
                       ----         ----         ----         ----       ----
Provision               46           34           36           29         24
REO                     26           27           25           28         22
Loan Loss Reserves     385          382          398          389        388

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

                             RESIDENTIAL 1-4 FAMILY
                              60 DAY DELINQUENCIES
                 KEY LEADING INDICATOR OF NONPERFORMING ASSETS


                             [GRAPH APPEARS HERE]

                        12/95      3/96     6/96     9/96     12/96      3/97
($ in millions):        $144       $134      $134   $121       $121      $100/*/

      * 60 Day Delinquencies dropped to lowest level since November 1989

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              SOUTHERN CALIFORNIA
                             RESIDENTIAL 1-4 FAMILY
                              90+ DAYS DELINQUENT

                             [GRAPH APPEARS HERE]

                               1st QTR96            1st QTR97
PRE86                            2.14                 1.17
   86                            2.31                 1.44
   87                            2.67                 2.42
   88                            3.94                 2.50
   89                            4.20                 2.79
   90                            4.74                 3.23
   91                            4.26                 3.42
   92                            3.25                 2.02
   93                            1.31                 1.42
   94                            0.57                 0.93
   95                            0.22                 0.64
   96                            0.00                 0.08

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                 ASSET QUALITY

                         NONPERFORMING ASSETS DOWN 19%
                       LEADING INDICATOR OF CREDIT COSTS


                             [GRAPH APPEARS HERE]

                             3/96   6/96   9/96   12/96   3/97

($ in millions):             $977   $954   $898   $846    $793/*/

               *NPAs dropped to lowest level since November 1990

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           COMPONENTS OF CREDIT COSTS
                               FIRST QUARTER 1997

                             [GRAPH APPEARS HERE]

                                   Pre-'93         Post-'92
                   Total Loans     Portfolio       Portfolio       Peer Group Average
                  -----------      ---------       ---------       ------------------
% of Loans & REO:    0.40%           0.71%           0.13%              0.20%

(a) 1996 average of BVFS, GWF, WAMU, COFI and TCB

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

               THE VALUE OF FURTHER IMPROVEMENT IN ASSET QUALITY
                                     ON EPS

* Each 10 bps of credit cost improvement adds $0.24 to EPS

                             [GRAPH APPEARS HERE]

                 10 bps       15 bps       20 bps
                 ------       ------       ------
                 $0.24        $0.36        $0.48

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               ASSET ORIGINATION
                            RESIDENTIAL REAL ESTATE

                          WHAT WE WON'T DO FOR VOLUME

 .  0 POINT LOANS WITHOUT PREPAYMENT PENALTIES

 .  DEEP DISCOUNT TEASERS

 .  40 YEAR TERMS (OVER 60% OF LOANS IN 1994-1995)

 .  UNLIMITED COFI PRODUCTION

 .  EXPENSIVE HOMES TO CERTAIN SELF-EMPLOYED BORROWERS

 .  LAGGING ADJUSTABLES WITHOUT PREPAYMENT PENALTIES IN A RISING RATE ENVIRONMENT

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               ASSET ORIGINATION
                                DECAFFEINATING:
                           RESIDENTIAL REAL ESTATE
                                ORIGINATION MIX

                                                    1Q
                                     1995          1997
                                     ----          ----
              COFI                    68%           11%

              12Mat/LAMA               0            49

              T-Bill                   9             4

              Fixed                   23            36

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              A CONSUMER BANK WITH
                          BUSINESS BANKING CAPABILITY

 .  LARGE, PROFITABLE AND UNDERSERVED SEGMENT

 .  FULLY UTILIZES EXISTING DISTRIBUTION SYSTEM

 .  LEVERAGES STRONG LOYALTY AND NAME RECOGNITION

 .  HIGH ROE

 .  BUILT CAPABILITIES FOR FIRST INTERSTATE ACQUISITION

 .  IN PROCESS OF ROLLOUT TO ENTIRE CALIFORNIA FRANCHISE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              PRODUCT CAPABILITIES
                                MORTGAGE LENDING

 .  SECONDARY MARKET ORIENTATION VS PORTFOLIO LENDER

 .  HOME RUN 90% COMPLETED

 .  1997 ESTIMATED COST PER LOAN $ 3,000

 .  ESTIMATED COST PER LOAN AT

   -  $6 BILLION  - $ 2,000

   -  $10 BILLION - $ 1,450

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               CAPITAL MANAGEMENT
                             STOCK BUYBACK PROGRAMS
3RD STOCK BUYBACK PROGRAM
-------------------------
     AUTHORIZED:                    NOV. 15, 1996

     AMOUNT:                        $250 MILLION

TOTAL STOCK BUYBACKS
--------------------
AUTHORIZED TO DATE:

     COMMON STOCK                   $650 MILLION

     PREFERRED STOCK                $175 MILLION
                                    ------------
                                    $825 MILLION

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


                               CAPITAL MANAGEMENT
                         COMMON STOCK BUYBACK ACTIVITY

          -- 16% of Common Stock repurchased since start of programs

                                      # Shares         Average
                                     (millions)       Price paid
                                     ----------       ----------
Through Dec. 31, 1996                   17.0            $26.11

YTD-March, 1997                          2.2            $35.06

  Programs to date                      19.2            $27.11

Remaining authorized                $131 million

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            1997 FIRST QUARTER /(1)/
                          IMPROVED NET INCOME AND EPS


                          PERCENT INCREASE FROM 1996


                             [GRAPH APPEARS HERE]


                             Dollars              Fully-Diluted EPS
%:                             59%                       93%

(1) First quarter 1997 includes gain on sale of Arizona branches ($9.5 million or $0.08 EPS)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          REPORTED EARNINGS PER SHARE


                             [GRAPH APPEARS HERE]

                                                                            1Q97
                1Q96     2Q96       3Q96         4Q96         1Q97          Cash
                ----     ----       ----         ----         ----          ----
                $0.45    $0.50      $0.56/(1)/   $0.69/(2)/   $0.79/(3)/    $0.82/(3)/

(1) 3Q96 excludes SAIF recap and First Interstate branch acquisition charges
(2) 4Q96 excludes gain on sale of San Antonio branches ($0.05 EPS)
(3) 1Q97 excludes gain on sale of Arizona branches ($0.08 EPS)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          ACCELERATED CASH EPS GROWTH

Street estimates indicate continued above average growth

 . Street Estimates CAGR (Cash Earnings)
  - 1996 to 1998 = 31%
  - 1996 to 1999 = 23%

                            [GRAPH APPEARS HERE]


             1995      1996      1997E        1998E         1999E
             ----      ----      -----        -----         -----
             $1.42     $2.31     $3.35/(1)/   $3.94/(1)/    $4.34/(2)/

(1) Based on First Call estimates, adjusted for goodwill and CDI amortization
(2) 1999 reflects 10% growth rate over 1998 First Call estimate, adjusted for goodwill and CDI amortization

Note: 1995 excludes goodwill accounting change and gain on sale of New York branches
      1996 excludes SAIF recap and First Interstate branch acquisition charges

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           FEATURES OF AHMANSON OFFER

   Exchange Ratio:        . 1.20x when AHM stock price is below $41.67
                          . Floating to provide value of $50.00 to GWF
                            stockholders when AHM is between $41.67 and
                            $45.45
                          . Exchange ratio of 1.10x when AHM is greater than
                            $45.45

   Determination of       . The exchange ratio will be fixed based on the
   Final Exchange           average AHM stock price for the 20 trading days
   Ratio:                   prior to receipt of OTS approval or through what
                            ever mechanism is agreed upon in a definitive agreement with GWF

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            EXCHANGE RATIO ANALYSIS


                             [GRAPH APPEARS HERE]


                                 AHM         VALUE OF
                             STOCK PRICE    GWF SHARES
                             -----------    ----------
                                36.00         43.20
                                36.10         43.32
                                36.20         43.44
                                36.30         43.56
                                36.40         43.68
                                36.50         43.80
                                36.60         43.92
                                36.70         44.04
                                36.80         44.16
                                36.90         44.28
                                37.00         44.40
                                37.10         44.52
                                37.20         44.64
                                37.30         44.76
                                37.40         44.88
                                37.50         45.00
                                37.60         45.12
                                37.70         45.24
                                37.80         45.36
                                37.90         45.48
                                38.00         45.60
                                38.10         45.72
                                38.20         45.84
                                38.30         45.96
                                38.40         46.08
                                38.50         46.20
                                38.60         46.32
                                38.70         46.44
                                38.80         46.56
                                38.90         46.68
                                39.00         46.80
                                39.10         46.92
                                39.20         47.04
                                39.30         47.16
                                39.40         47.28
                                39.50         47.40
                                39.60         47.52
                                39.70         47.64
                                39.80         47.76
                                39.90         47.88
                                40.00         48.00
                                40.10         48.12
                                40.20         48.24
                                40.30         48.36
                                40.40         48.48
                                40.50         48.60
                                40.60         48.72
                                40.70         48.84
                                40.80         48.96
                                40.90         49.08
                                41.00         49.20
                                41.10         49.32
                                41.20         49.44
                                41.30         49.56
                                41.40         49.68
                                41.50         49.80
                                41.60         49.92
                                41.70         50.00
                                41.80         50.00
                                41.90         50.00
                                42.00         50.00
                                42.10         50.00
                                42.20         50.00
                                42.30         50.00
                                42.40         50.00
                                42.50         50.00
                                42.60         50.00
                                42.70         50.00
                                42.80         50.00
                                42.90         50.00
                                43.00         50.00
                                43.10         50.00
                                43.20         50.00
                                43.30         50.00
                                43.40         50.00
                                43.50         50.00
                                43.60         50.00
                                43.70         50.00
                                43.80         50.00
                                43.90         50.00
                                44.00         50.00
                                44.10         50.00
                                44.20         50.00
                                44.30         50.00
                                44.40         50.00
                                44.50         50.00
                                44.60         50.00
                                44.70         50.00
                                44.80         50.00
                                44.90         50.00
                                45.00         50.00
                                45.10         50.00
                                45.20         50.00
                                45.30         50.00
                                45.40         50.00
                                45.50         50.05
                                45.60         50.16
                                45.70         50.27
                                45.80         50.38
                                45.90         50.49
                                46.00         50.60
                                46.10         50.71
                                46.20         50.82
                                46.30         50.93
                                46.40         51.04
                                46.50         51.15
                                46.60         51.26
                                46.70         51.37
                                46.80         51.48
                                46.90         51.59
                                47.00         51.70
                                47.10         51.81
                                47.20         51.92
                                47.30         52.03
                                47.40         52.14
                                47.50         52.25
                                47.60         52.36
                                47.70         52.47
                                47.80         52.58
                                47.90         52.69
                                48.00         52.80
                                48.10         52.91
                                48.20         53.02
                                48.30         53.13
                                48.40         53.24
                                48.50         53.35
                                48.60         53.46
                                48.70         53.57
                                48.80         53.68
                                48.90         53.79
                                49.00         53.90
                                49.10         54.01
                                49.20         54.12
                                49.30         54.23
                                49.40         54.34
                                49.50         54.45
                                49.60         54.56
                                49.70         54.67
                                49.80         54.78
                                49.90         54.89
                                50.00         55.00

                       4/25/97 Value of AHM Offer: $42.60
                       4/25/97 Value of WAMU Offer: $40.84

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                             KEY MERGER ASSUMPTIONS


 .  STREET AHM AND GWF EARNINGS ESTIMATES

 .  COST SAVINGS OF $454 MILLION OR 46% OF GWF BASE

 .  REVENUE ENHANCEMENTS OF $50 MILLION OR 3% OF GWF BASE
   -  NET INTEREST INCOME FROM CONSUMER LENDING AND BUSINESS BANKING
   -  FEE INCOME FROM RETAIL DEPOSITS, CASH MANAGEMENT AND INVESTMENT SALES

 .  CREDIT RESERVE OF $100 MILLION BASED ON WAMU DUE DILIGENCE AND GREAT WESTERN
   CONCURRENCE

 .  RESTRUCTURING RESERVE OF $450 MILLION (99% OF COST SAVES)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           IMPACT ON AHM STOCKHOLDERS

   AHM Stock Price              $45.50     $43.50     $35.50
   Exchange Ratio                1.10x      1.15x      1.20x

   Reported EPS
     1998E                       $3.35      $3.27      $3.35
     1999E                        4.25       4.14       4.21

   Cash EPS
     1998E                       $4.33      $4.21      $4.10
     1999E                        5.32       5.18       5.05

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                        IMPACT ON ACCRETION / (DILUTION)

                                             % Accretion (Dilution)
                                             ----------------------
                                 Exchange
                                  Ratio         1998        1999
                                 --------      ------      ------
   Reported EPS
       AHM =  $35.50               1.20x        (11)%         1%
       AHM =  $43.50               1.15         (14)         (1)
       AHM =  $45.50               1.10         (11)          2

   Cash EPS
       AHM =  $35.50               1.20x          4%         16%
       AHM =  $43.50               1.15           7          19
       AHM =  $45.50               1.10          10          23


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         ENHANCED OPERATING PERFORMANCE

EFFICIENCY RATIO
----------------

         1997E         1998E          1999E
         -----         -----          -----
          45%           39%            35%


CASH ROE
--------

         1997E         1998E          1999E
         -----         -----          -----
          19%           28%            32%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                        AHM OFFER CLEARLY SUPERIOR TO
                       GWF STOCKHOLDERS ON AN EPS BASIS

                               AHM Offer                 WAMU Offer
                        ------------------------  --------------------------
                         AHM      AHM      AHM      Revised      Reasonable
Cash Basis              $45.50   $43.50   $35.50  Projections    Assumptions
----------              ------------------------  --------------------------
Pro Forma EPS
  1998E                  $4.33    $4.21    $4.10     $4.81          $4.42
  1999E                   5.32     5.18     5.05      5.89           5.13

Exchange Ratio            1.10x    1.15x    1.20x     0.90x          0.90x

============================================================================
Pro Forma Cash EPS per GWF Stockholder
  1998E                  $4.76    $4.84    $4.92     $4.32          $3.97
  1999E                   5.85     5.96     6.06      5.30           4.62
============================================================================

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                    AND.....
       THE PROBLEM WITH THE WAMU OFFER CAN BE SUMMED UP IN JUST TWO LINES

                        $ VALUE OF AHM AND WAMU OFFERS

                             [GRAPH APPEARS HERE]

                           AHM            WAMU
                           ---            ----
17-Mar                    $47.70          $46.01
18-Mar                    $46.80          $45.45
19-Mar                    $47.55          $45.45
20-Mar                    $47.40          $45.45
21-Mar                    $47.25          $45.11             AHM OFFER
24-Mar                    $46.95          $45.23             IS $1.76 OR
25-Mar                    $46.50          $46.07             4.3% HIGHER
26-Mar                    $46.65          $45.45
27-Mar                    $44.85          $44.61
31-Mar                    $43.65          $43.48
 1-Apr                    $44.40          $43.31
 2-Apr                    $43.65          $42.53
 3-Apr                    $43.80          $43.59
 4-Apr                    $42.45          $42.92
 7-Apr                    $42.60          $43.14
 8-Apr                    $44.55          $44.44
 9-Apr                    $44.25          $43.26
10-Apr                    $44.70          $42.98
11-Apr                    $42.30          $40.95
14-Apr                    $42.30          $41.74
15-Apr                    $44.40          $42.86
16-Apr                    $43.95          $42.08
17-Apr                    $43.95          $42.53
18-Apr                    $43.20          $41.96
21-Apr                    $42.90          $41.85
22-Apr                    $43.20          $41.63
23-Apr                    $43.95          $42.08
24-Apr                    $43.65          $41.40
25-Apr                    $42.60          $40.84

THE CHOICE IS CLEAR:

                              THE AHMANSON OFFER
              PROVIDES GWF STOCKHOLDERS WITH HIGHER MARKET VALUE

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE


 .  CREATES CONSUMER BANKING POWERHOUSE
   - SOLIDIFIES, ENHANCES AND DEEPENS POSITION IN CALIFORNIA AND FLORIDA
   - MAJOR MARKET POSITION IN ALL KEY MARKETS
   - CREATES 10TH LARGEST U.S. DEPOSITORY INSTITUTION

 .  PROVIDES ADDITIONAL SCALE IN KEY BUSINESSES
   - MORTGAGE BANKING/SERVICING
   - SMALL BUSINESS BANKING
   - RETAIL BANKING AND CONSUMER LENDING
   - INVESTMENT PRODUCTS

 .  CONSISTENT WITH BOTH AHM'S AND GWF'S STRATEGIC PLANS

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE

----------------------------------------------------------------------
At 3/31/97                    AHM           GWF             COMBINED
----------------------------------------------------------------------
Assets                    $49 billion   $43 billion       $92 billion
Loans and MBS              45            39                84
Deposits                   34            28                62
Loan Servicing             59            50/(1)/          109
Branches                  380           416               796/595/(2)/
Mortgage Lending          124           657/(1)/          781
  and Consumer
  Finance offices
Households                1.7 million   2.7 million/(1)/  4.4 million
Business Customers        82,000        96,000/(1)/       178,000


(1) Estimated
(2) After 201 branch consolidations in California and Florida

                         COMPELLING STRATEGIC FRANCHISE

         STRENGTHENS AHM'S POSITION AS CA'S THIRD LARGEST INSTITUTION
                CALIFORNIA'S MOST EFFICIENT DISTRIBUTION SYSTEM

------------------------------------------------------------------------------------------------------------------------
 Rank          Institution                 Branches        Deposits             Deposits/Branch               Share
------------------------------------------------------------------------------------------------------------------------
First Tier Institutions
  1            BankAmerica                 1,047           $78.1 billion        $74.6 million                 21%
  2            Wells Fargo                   680/(1)/       55.5                 81.6                         15
  3            AHM + GWF                     417/(2)/       50.2                120.4                         13
------------------------------------------------------------------------------------------------------------------------

  *            Ahmanson                      301            28.4                 94.4                          8
  *            Great Western                 296            21.8                 73.6                          6

  5            Union BanCal                  261            17.9                 68.4                          5
  6            First Nationwide              203            14.0                 69.2                          4
  7            WAMU                          158            12.8                 81.0                          3
  8            Glendale                      162             9.2                 56.6                          2
------------------------------------------------------------------------------------------------------------------------

(1) Estimated
(2) After consolidation of 180 California branches

Source: SNL Securities: as of 6/30/96 adjusted for announced acquisitions

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE

MARKET RANK IMPROVES IN 18 OF 21 OVERLAPPING MSAs



      CA DEPOSIT MARKET SHARE                    PRO FORMA MARKET SHARE RANK
                                            ------------------------------------
     [GRAPH APPEARS HERE]                                                Rank
                                            Top 5 CA MSAs*
    BofA      Wells    AHM + GWF            .  #1                       1 of 5
  -------    ------    ---------            .  #2                       3 of 5
     21%      15%         13%               .  #3                       1 of 5
                                                                        ------
                                            .  #1, 2 or 3               5 of 5

                                            Top 10 CA MSAs*
                                            .  #1                       1 of 10
                                            .  #2                       4 of 10
                                            .  #3                       3 of 10
                                                                        -------
                                            .  #1, 2, or 3              8 of 10




Source: SNL Securities; as of 6/30/96 adjusted for announced acquisition

*Based on population

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE

 .  TOP 5 MSAS* REPRESENT 62% OF CALIFORNIA POPULATION AND 61% OF DEPOSITS

                             [GRAPH APPEARS HERE]

                        Los Angeles   Riverside   San Diego    Orange County    Oakland
                        -----------   ---------   ---------    -------------    -------
Wells:                       9%          10%         18%             13%          14%
AHM + GWF:                  16%          18%         23%             17%          10%
BofA:                       20%          20%         18%             18%          31%

Rank of AHM + GWF
 in market:                 #2           #2          #1              #2           #3

Population (000):          9,324       3,024       2,702            2,615         2,234

Deposits (billions):      $123.5        18.2        23.1            $31.8         $29.7

Source: SNL Securities: as of 6/30/96 adjusted for announced acquisitions
* Based on population

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE

 .  CREATES SOUTHEAST FLORIDA'S 4TH LARGEST BANKING INSTITUTION

                             [GRAPH APPEARS HERE]

                        Miami     Fort Lauderdale     West Palm Beach
                        -----     ---------------     ---------------
AHM + GWF:               10%            14%                 15%
Barnett:                 13%            18%                 15%
NationsBank:             13%            17%                 10%
First Union:             18%            18%                 16%

Population (000):       2,061          1,434               991

Deposits (billions):    $34.5          $22.0             $17.1

Source: SNL Securities: as of 6/30/96 adjusted for announced acquisitions
* Based on population

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         COMPELLING STRATEGIC FRANCHISE
 .  SIGNIFICANTLY INCREASES AHM'S MORTGAGE BANKING BUSINESS
   - OVER $10 BILLION IN ANNUAL ORIGINATIONS, WITH $109 BILLION SERVICING PORTFOLIO
   - ENHANCES EFFICIENCY OF ORIGINATION AND DELIVERY SYSTEM
   - LOW MARGINAL COST OF SERVICING

                                              1996
                                           Pro Forma
                                              Rank
            Single Family Originations
             California                        3rd
             Florida                           3rd
             National                         10th
            Servicing                          7th


[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         CRITICAL MASS IN 3 KEY STATES
                                TOTAL MAJOR MSAS

                             [GRAPH APPEARS HERE]

                             MSAs in CA,
                             TX, FL
                             -----------
Ahmanson Markets:                26

                             MSAs in WA,
                             OR, UT, ID, MT
                             --------------
WAMU's Non-CA Markets:             8


Notes:  MSAs with over 100,000 households
        Only includes MSAs where AHM or WAMU has a branch banking presence

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         CRITICAL MASS IN 3 KEY STATES
                              TOTAL NON-FARM JOBS

                             [GRAPH APPEARS HERE]

                                 (in millions)

                                 CA       TX       FL
                                 --       --       --
Ahmanson Markets:                13.0     8.4      6.3

                                 Sum of WA, OR, UT, ID & MT
                                 --------------------------
WAMU's Non-CA Markets:                     5.8


Source:  U.S. Bureau of Labor Statistics
         Employment Growth by State - Feb 96 - Feb 97

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                        CRITICAL MASS IN 3 KEY STATES
                              NON-FARM JOB GROWTH

                             [GRAPH APPEARS HERE]

                                (in thousands)

                                 CA       TX       FL
                                 --       --       --
Ahmanson Markets:                365      204      201

                                 Sum of WA, OR, UT, ID & MT
                                 --------------------------
WAMU's Non-CA Markets:                    193


Source:  U.S. Bureau of Labor Statistics
         Employment Growth by State - Feb 96 - Feb 97

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                               AHM OFFER LOW RISK

AHM offer remains predicated on a simple, proven formula:

Significant Cost Savings plus Accelerated Stock Repurchase

            equals

Enhanced Shareholder Value:
   1. Significant accretion
   2. Accelerated EPS growth

                          AHMANSON'S MERGER BENEFITS
                           ASSUMPTIONS CONSERVATIVE

-- PLUS AHM HAS THE IN-MARKET ADVANTAGE

                             [GRAPH APPEARS HERE]

                                 (in millions)

                              Revenue       Total Merger
            Cost Savings    Enhancements      Benefits
            ------------    ------------    ------------
AHM:            $454           $ 50             $504

WAMU:           $340           $334             $674

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            COST SAVINGS ADVANTAGE
                          CLEARLY BELONGS TO AHMANSON

                     SIGNIFICANT BRANCH OVERLAP ADVANTAGE
                            BRANCHES WITHIN 2 MILES

                             [GRAPH APPEARS HERE]

AHM -- overlap in
California and Florida:    224

WAMU -- overlap in
California only:           101

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM+GWF COMBINATION CREATES
                         LARGER AND MORE EFFICIENT CA
                                   FRANCHISE

                             [GRAPH APPEARS HERE]

                              NUMBER OF BRANCHES
                              ------------------
                            --18% larger franchise

AHM + GWF                                                 417
WAMU + GWF                                                354



                              DEPOSITS/BRANCH (a)
                              -------------------
                                 (in millions)
                             --23% more efficient

AHM + GWF                                                 $120.4
WAMU + GWF                                                $ 97.7



(a) After branch consolidations: AHM (180), WAMU (100)

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM+GWF COMBINATION PROVIDES
                           SUPERIOR CA MARKET SHARE

                             [GRAPH APPEARS HERE]


                                TOTAL DEPOSITS
                                --------------
                                 (in billions)
                               --45% larger base

AHM + GWF                                                $50.2
WAMU + GWF                                               $34.6



                                CA MARKET SHARE
                                ---------------
                         --WAMU/GWF inferior #3 player

B OF A                                                   21%
WELLS FARGO                                              15%
AHM + GWF                                                13%
WAMU + GWF                                                9%

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              AHMANSON'S REVENUE
                             ENHANCEMENTS PRUDENT
                           WAMU'S ARE SUBSTANTIALLY
                                  OVERSTATED

                   Assumed Incremental Revenue Enhancements
                        as a % of GWF Revenue Base/(a)/

                             [GRAPH APPEARS HERE]

                %     Revenue Enhancements
               ---    --------------------
AHM:            3%            $ 50

WAMU:          19%            $334

(a) Great Western Financial 1Q 1997 Total Revenues annualized

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            AHMANSON'S ACQUISITION
                           EXPERIENCE MORE RELEVANT


                                            AHM       WAMU
                                           -----      ----
   Total M&A Transactions/(a)/               50         15
   Total CA Acquisitions                     25          1
   Total CA Acquisitions Integrated          25          0
   CA Bank Acquisitions                      1           0
   Total CA branches acquired               263        158
   Total CA branches consolidated           131          0


(a) Includes acquisitions & divestitures since 1990

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              AHMANSON'S PROVEN
                            INTEGRATION CAPABILITY


 .  AHMANSON ACCOMPLISHMENTS / CAPABILITIES
   - 50 ACQUISITIONS OR DIVESTITURES IN THE LAST 5 YEARS
   - SUCCESSFULLY INSTALLED, UPGRADED, OR CONVERTED OVER 18 SEPARATE SYSTEMS FOR FI ACQUISITION
   - SUCCESSFULLY CONVERTED FIRST INTERSTATE HOGAN SYSTEM TO AHMANSON IN-HOUSE SYSTEM IN LESS THAN 6 MONTHS
   - WAMU AND GWF ON RADICALLY DIFFERENT VERSIONS OF HOGAN, SO CONVERSION IS COMPLEX AT BEST
   - SAME LOAN SERVICING SYSTEM (CPI-ALLTEL) AS GWF AND WAMU
   - SAME CONSUMER LOAN SERVICING SYSTEM (EDS) AS GWF

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WAMU EXECUTION RISK
                               "PICK YOUR POISON"
 .  COST SAVES OVERSTATED
   - ABILITY TO ACHIEVE $340MM IN EXPENSE REDUCTIONS
 .  REVENUE ENHANCEMENTS UNACHIEVABLE
   - ABILITY TO ACHIEVE $334MM IN INCREMENTAL REVENUE
   - CURRENT LENDING PROGRAMS BY WAMU INCONSISTENT WITH SPREAD CLAIMS
   - COMBINATION OF AGGRESSIVE COST SAVES AND REVENUE ENHANCEMENTS IS UNPRECEDENTED
 .  INTEREST RATE RISK EXPOSURE HIGH
   - FIXED RATE LOANS
   - WHOLESALE FUNDING
 .  QUADRUPLE SIZE OF COMPANY IN 1 YEAR
 .  LACK OF RELEVANT MANAGEMENT EXPERIENCE
 .  WAMU TRANSACTION STRUCTURE IS INFLEXIBLE - NO BUYBACK

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            COST SAVINGS OVERSTATED

 .  UNPRECEDENTED COST SAVES BY A WIDE MARGIN
   - WHATEVER THE "COMPARABLE" BENCHMARK
 .  ASSUMES IN-MARKET COST SAVES FOR LARGELY A MARKET EXTENSION TRANSACTION
 .  PROJECTS 75% OF AHMANSON'S COST SAVES DESPITE HAVING LESS THAN ONE-HALF THE
   BRANCH OVERLAP
 .  AND WITHOUT THE SOUTHERN CALIFORNIA HEADQUARTERS OVERLAP

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          WAMU COST SAVINGS OVERSTATED

 .  WAMU'S PROJECTIONS ARE SIGNIFICANTLY OVERSTATED IF COST SAVINGS ARE
   NORMALIZED TO COMPARABLE TRANSACTIONS

   - MARKET EXTENSION MERGERS (SEE APPENDIX)
     ==  COST SAVINGS OVERSTATED BY $170 MILLION

   - IN-MARKET MERGERS (SEE APPENDIX)
     ==  COST SAVINGS OVERSTATED BY $107 MILLION

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         WAMU'S REVENUE ENHANCEMENTS
                               ARE UNACHIEVABLE

NET INTEREST INCOME INCREASES OF $246MM OVERSTATED
 .  Majority of loan assets targeted for portfolio retention are low return
   - Fixed rate loan spreads only 1.15% /(a)/
   - COFI loan spreads only 1.35% /(a)/
   - Not 1.66% or 1.73% assumed in WAMU pro formas
   - 84% of WAMU's 1Q 1997 originations were fixed or COFI
 .  Retention of loans originated but previously sold is flawed
   - Over 80% are fixed rate loans
     ==  Low returns if fully  hedged
     ==  High interest rate exposure
 .  What happens to WAMU's servicing income & gains on sale ?

(a) Pre-tax - from WAMU's 4/10/97 Investor Package

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            LOAN GROWTH UNACHIEVABLE

                                                     $          %
(billions of dollars)           1Q/96     1Q/97    Change     Change
                                ------------------------------------
Old WAMU                         $1.7      $2.0     $0.3        18
American                          1.3       1.5      0.2        15
                                ------------------------------------
New WAMU                         $3.0      $3.5     $0.5        17

------------------------------------------------
GWF                                         2.2
------------------------------------------------
Pro Forma WAMU                             $5.7
------------------------------------------------
Proposed Q4/97 Change                      $3.1
------------------------------------------------
Proposed Q4/97                             $8.8
------------------------------------------------
% Increase                                  54%
------------------------------------------------

 . $3.1B is "over and above" what WAMU/GWF could do on their own
 . 1Q of ASB experience far short of that reality
 . Higher interest rates will slow originations

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           WAMU ASSUMED FEE INCOME
                              GROWTH UNACHIEVABLE

                             [GRAPH APPEARS HERE]


                              1997 to 1998 Growth
                              -------------------

GWF                                                     9%*
GWF + Enhancements                                     28%
WAMU                                                   13%*
WAMU + GWF                                             11%*
WAMU + GWF + Enhancements                              21%

- HOW CAN WAMU ACHIEVE FEE PROJECTIONS WITH "TOTALLY FREE CHECKING" PRODUCTS AND OTHER FEE CONCESSIONS ?
-  WHERE ARE THE EXPENSES ASSOCIATED WITH THE FEE ENHANCEMENTS ?
* LEHMAN BROTHERS RESEARCH REPORTS DATED JAN. 6, 1997 FOR WAMU AND JAN. 3, 1997 FOR GWF

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          WAMU MERGER CREATES HIGHER
                            INTEREST RATE EXPOSURE

WAMU'S RELIANCE ON LOAN ORIGINATION/RETENTION WILL ONLY SERVE TO
   FURTHER EXACERBATE WAMU'S EXPOSURE:
 .  Balance sheet growth has been and will be funded by wholesale borrowings
 .  More than doubling of originations required will greatly increase exposure to fixed rate loans
 .  WAMU's prior experience in managing interest rate risk was less than stellar for the 12 months following the Pacific First merger
 . WAMU cannot use share repurchases as a low risk use of excess capital, given pooling of interest accounting treatment

BY CONTRAST, AHM'S MERGER BENEFITS ARE NOT THREATENED BY FLUCTUATIONS IN
   INTEREST RATES:
 .  Accretion primarily predicated upon cost savings and share repurchases
 . AHM maintains the flexibility of investing capital as opportunities arise . AHM in best quintile of peer group for interest rate sensitivity

                      -- AHM/GWF=LESS INTEREST RATE RISK

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            INTEREST RATE RISK/(1)/


                             [GRAPH APPEARS HERE]


                --AHM holds less fixed rate assets in portfolio
                            FIXED RATE/TOTAL LOANS
                            ----------------------

AHM:                                                 5%
WAMU:                                               24%







                    --AHM less reliant on wholesale funding
                WHOLESALE FUNDING/INTEREST BEARING LIABILITIES
                ----------------------------------------------

AHM:                                                24%
WAMU:                                               43%



(1) As of 3/31/97

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WHOLESALE BORROWINGS
                                 1Q 1997 CHANGE

-- WAMU funding loan growth with interest rate sensitive wholesale borrowings


                             [GRAPH APPEARS HERE]


(in billions)

AHM:           ($ 0.9)
WAMU:           $ 1.1

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHMANSON'S MANAGEMENT HAS MORE
                       RELEVANT EXPERIENCE FOR GWF MERGER


                                                                                                          Bank or
                                                                                                         Consumer
                                                                                        Total             Finance
   H.F. Ahmanson                                  Position                           Experience         Experience
   ---------------------              --------------------------------------------   ----------         ----------
   Charles Rinehart                   Chairman & CEO                                     28                  7
   Bruce Willison                     President & COO                                    24                 23
   Kevin Twomey                       Senior EVP & CFO                                   28                  9
   Madeleine Kleiner                  Senior EVP, General Counsel & Secretary            20                 18/(1)/
   Anne-Drue Anderson                 EVP, Treasurer & Director of Marketing             12                  4
   Carl Forsythe                      EVP, Director of Personal Financial Services       16                 12
   Nancy Markle                       EVP, Chief Information Officer                     30                  4/(2)/
   Jan Cloyde                         EVP, Director of Banking Services                  23                 22
   Will Barrett                       EVP, Director of Consumer Lending                  30                 24
   Bob McAuslan                       Chief Credit Officer                               24                 23
                                                                                                        ----------

-- By contrast, WAMU's executive management has no consumer finance
                                                --
   experience, and virtually no bank experience.
                             --

(1) Includes 18 years of financial institutions practice at a major law firm.
(2) Includes 3 years at a GSE working substantially with banks.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         RELEVANT MANAGEMENT EXPERTISE


                                             WAMU         AHM
                                            -------      -----
   California market experience             Limited       Yes
   Florida market experience                  No          Yes
   California credit cycle knowledge        Limited       Yes
   Consumer finance expertise                 No          Yes
   Relevant asset / liability experience      No          Yes
   Local executive management                 No          Yes

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                INTEGRATION RISK
                              HOW FAR IS TOO FAR?
                                         ---
                       IRWINDALE TO CHATSWORTH = 48 MILES
                      SEATTLE TO CHATSWORTH = 1,124 MILES

                             [GRAPH APPEARS HERE]

               [MAP OF UNITED STATES SHOWING DISTANCE OF SEATTLE
                  TO CHATSWORTH AND IRWINDALE TO CHATSWORTH ALSO
                   MINNEAPOLIS TO NEW YORK       1,233 MILES
                   LITTLE ROCK TO NEW YORK       1,219 MILES
                   ATLANTA TO NEW YORK             870 MILES]

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         WAMU'S UNPRECEDENTED GROWTH
                           CREATES SIGNIFICANT RISK




   WAMU proposes to more than quadruple in asset size in less than 12 months:
   . Has more than doubled balance sheet with out of market assets
   . Projected cost savings at GWF and ASB equal to 52% of WAMU's operating expenses in 1996

   (Dollars in Billions)
   -----------------------------------------------------------
                                           WAMU
                   WAMU         WAMU     Pro Forma        %
                 9/30/96      3/31/97     for GWF      Change
   -----------------------------------------------------------
   Offices         317           500        916         189%
   Deposits        $11           $24        $52         373%
   Assets           22           46          89         305%
   -----------------------------------------------------------

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                              WAMU'S TRANSACTION
                        STRUCTURE IS HIGHLY INFLEXIBLE

WAMU'S TRANSACTION LEAVES NO MARGIN FOR ERROR:

 .  INABILITY TO PROFITABLY REDIRECT CAPITAL IN THE EVENT THAT LOAN GROWTH
   PROJECTIONS ARE EVEN LESS ACHIEVABLE IN A RISING RATE ENVIRONMENT

 .  INABILITY TO OPTIMIZE THE EFFICIENCY OF THEIR CAPITAL STRUCTURE WITH
   PREFERRED IN PLACE OF COMMON

 .  WILL BE RESTRICTED FROM DIVESTING MATERIAL ASSETS FOR 2 YEARS
   -  ARISTAR
   -  FLORIDA

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                            A COMPELLING INVESTMENT

 .  CLEAR LOW RISK PATH TO FUNDAMENTAL OPERATING IMPROVEMENT EXISTS

 .  AHM ATTRACTIVELY PRICED, WITH OR WITHOUT GWF

 .  MARKETPLACE DOES NOT APPEAR TO FULLY REFLECT:
   - REDUCTION IN CREDIT COSTS
   - SHARE REPURCHASES
   - GROWING POWER OF NEW CAPABILITIES ON OPERATING EARNINGS

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           CLEAR PATH TO OPERATING
                          EARNINGS IMPROVEMENT EXISTS

CONTINUED REDUCTION IN CREDIT COST WOULD SIGNIFICANTLY IMPROVE EPS

 . In addition, significant excess capital will be generated and can be potentially used for share repurchases in 1997 and 1998

                                                                                Annualized Credit Costs
                                                                  -----------------------------------------------------
                                                    Street
                                                   Estimate            40 bps            30 bps            20 bps
   --------------------------------------------------------------------------------------------------------------------
   (Implied) Net Income                             $382MM             $382MM            $410MM            $437MM
   (Implied) Cash EPS /(1)/                          $3.35              $3.35             $3.59             $3.84
   (Implied) Cash ROE                                17.2%              17.2%              18.5              19.7

   (1) Compares to street consensus cash estimates of $3.35 in 1997
   We have assumed that Street Estimate credit costs are 40 bps.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM - AN ATTRACTIVELY PRICED
                                  INVESTMENT

           APPLYING MARKET P/E MULTIPLES TO AHM'S ADJUSTED CASH EPS YIELDS VALUES SIGNIFICANTLY IN EXCESS OF CURRENT MARKET PRICE:


-----------------------------------------------------------------------------------------------------
                                         Street           Peer Group     Implied Stock    Premium to
                                        Estimate /(1)/    1997E P/E         Price           Market
-----------------------------------------------------------------------------------------------------
Cash EPS                                   $3.35            12.0X           $40.25           13%
Adjusted for Credit Costs:
40 bps                                     $3.35            12.0X           $40.28           13%
30 bps                                     $3.59            12.0X           $43.18           22%
20 bps                                     $3.84            12.0X           $46.08           30%
-----------------------------------------------------------------------------------------------------

(1) Assumes consensus estimates are based upon projected credit costs of 40 bps.
(2) Based on closing prices of 4/25/97. Peer Group includes: BVFS, TCB, GWF, WAMU and COFI

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                          AHMANSON - AN ATTRACTIVELY
                               PRICED INVESTMENT


          Assuming AHM were to trade in line with its peers, analysis implies a market price of between $41.38 and $45.67 per share:

                             [GRAPH APPEARS HERE]

  ROE      BVFS     GWF    AHM    COFI    WAMU     TCB   Price/Tangible Book

10.00%                                                         1.58
11.00%                                                         1.67
11.50%    1.72
12.00%                                                         1.76
13.00%                                                         1.84
14.00%                                                         1.93
14.71%             1.98
15.00%                                                         2.02
16.00%                                                         2.11
17.00%                                                         2.20
17.70%                     1.92
18.00%                                                         2.29
19.00%                                                         2.38
19.26%                            2.39
20.00%                                                         2.46
20.30%                     1.92
20.66%                                    2.54
21.00%                                                         2.55
22.00%                                                         2.64
22.99%                                             2.72
23.00%                                                         2.73
24.00%                                                         2.82

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                         AHM - SUCCESSFUL ACQUISITION
                                OF GWF A BONUS

REALIZING THE ACCRETION FROM A GWF TRANSACTION WOULD ONLY BE
  ICING ON THE CAKE FOR AHM'S SHAREHOLDERS

                                                    AVG 1998                         Implied
                                                  P/E Mult for     Implied Stock    Premium to
                              Street Estimates     Peer Group         Price           Market
-------------------------------------------------------------------------------------------------
Current Consensus Estimate
1998                                $3.94            10.4x             $40.81           15%

Pro Forma GWF Deal
1998                                $4.10/(1)/       10.4x             $42.47           20%
------------------------------------------------------------------------------------------------

(1) Based upon 1.20x exchange ratio

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                                    APPENDIX

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           WAMU/GWF IS PRINCIPALLY A
                            MARKET EXTENSION MERGER


                                                 Projected
Transaction                                      Cost Saves
--------------------------------                 ----------
US Bancorp / West One                               23%
First Union / First Fidelity                        18%
First Chicago / NBD                                 15%
Boatmens / Fourth Financial                         24%
National City / Integra                             21%
Charter One / First Fed                             21%
WAMU / American Savings                             20%
First Bank System / First Interstate                22%
                                                 ----------
      Average                                       20%

-----------------------------------------------------------
Projected Cost Savings:
  As a % of GWF's total expenses                    38%
  As a % of Average                                190%
-----------------------------------------------------------

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                           COMPARISON TO IN-MARKET
                               DEALS OVERSTATED


                                            Projected
Transaction                                 Cost Saves
--------------------------------            ----------
Fleet / Shawmut                                44%
PNC / Midlantic                                30%
Chemical / Chase                               40%
UJB / Summit                                   48%
CoreStates / Meridian                          35%
Mercantile / Roosevelt                         37%
Wells / First Interstate                       46%
Bank of Boston / Baybanks                      39%
                                            ----------
    Average                                    40%

------------------------------------------------------
Projected cost savings:
  As a % of GWF's CA expenses                  58%
  As a % of Average                           145%
------------------------------------------------------

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]

                        AHM/HOME SAVINGS SENIOR MANAGERS

                                                                       Years at
Name                      Position                                     AHM/HSA      Prior Bank and Non-Bank Experience
----                      --------                                     -------      ----------------------------------
Charles Rinehart          Chairman & CEO                                  7         7 years at a major consumer finance company
                                                                                    including 5 years as president; 14 years in
                                                                                    various positions at a major insurance company

Bruce Willison            President & COO                                 1         23 years at a major commercial bank, including
                                                                                    10 years as a commercial bank CEO

Kevin Twomey              Sr. Exec. Vice President & CFO                  4         4 years as CFO of a large thrift; 9 years in
                                                                                    various financial positions at large regional
                                                                                    commercial banks

Madeleine Kleiner         Sr. Exec. Vice President, General               2         18 years at a large L.A. law firm working in
                          Counsel & Secretary and Chief                             the financial institutions practice, partner
                          Administrative Officer                                    for 12 years

Anne-Drue Anderson        EVP, Treasurer & Director of Marketing          4         4 years of commercial banking, 4 years at a
                                                                                    large thrift

Carl Forsythe             EVP, Personal Financial Services               1.5        9 years at large regional and major commercial
                                                                                    banks, 4 years thrift experience and 3 years at
                                                                                    a Big Three automotive company in finance
                                                                                    positions

Nancy Markle              EVP, CIO                                        3         4 years bank and GSE experience, 23 years of
                                                                                    information technology experience in various
                                                                                    industries

Jan Cloyde                EVP, Director of Banking Services               1         22 years of commercial banking

Will Barrett              EVP, Director of Consumer Lending               6         24 years of consumer lending

Bob McAuslan              Chief Credit Officer                           .5         23 years of commercial banking

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


SHARES OF GREAT WESTERN FINANCIAL CORPORATION ("GWF") COMMON STOCK HELD BY H. F. AHMANSON & COMPANY ("AHMANSON"), ITS DIRECTORS AND EXECUTIVE OFFICERS AND CERTAIN EMPLOYEES, OTHER REPRESENTATIVES OF AHMANSON AND CERTAIN OTHER PERSONS WHO MAY SOLICIT PROXIES OR CONSENTS, AND CERTAIN TRANSACTIONS BETWEEN ANY OF THEM AND GWF

Ahmanson and certain other persons named below may solicit proxies (a) to elect three nominees and one or more alternate nominees (the "Nominees") as directors of GWF at the annual meeting of stockholders of GWF to be held on a date to be announced (the "Annual Meeting") and (b) in favor of the adoption at the Annual Meeting of a non-binding stockholder resolution and seven proposals to amend the By-laws of GWF. Ahmanson and certain other persons named below are also soliciting consents from stockholders of GWF to approve proposals, without a stockholders' meeting, to adopt non-binding resolutions of stockholders and amendments to the By-laws of GWF. The participants in this solicitation may include Ahmanson; the directors of Ahmanson (Byron Allumbaugh, Harold A. Black, Richard M. Bressler, David R. Carpenter, Phillip D. Matthews, Richard L. Nolan, Delia M. Reyes, Charles R. Rinehart, Frank M. Sanchez, Elizabeth A. Sanders, Arthur W. Schmutz, William D. Schulte, and Bruce G. Willison); the following executive officers and employees of Ahmanson or its subsidiaries: Kevin M. Twomey (Senior Executive Vice President and Chief Financial Officer), Madeleine
A. Kleiner (Senior Executive Vice President, Chief Administrative Officer and General Counsel), Anne-Drue M. Anderson (Executive Vice President and Treasurer), Tim S. Glassett (First Vice President and Assistant General Counsel), Linda McCall (Senior Vice President and Director of Corporate Taxes), Stephen A. Swartz (Senior Vice President and Director of Investor Relations), Barbara Timmer (Senior Vice President and Director of Government and Legislative Affairs), Mary A. Trigg (Senior Vice President and Director of Public Relations), Eric Warmstein (Senior Vice President and Director of Corporate Development), Samantha Davies (Vice President of Public Relations), Adrian Rodriguez (Vice President of Public Relations), and Peter Bennett (Assistant Vice President of Public Relations); and the following Nominees: Lawrence A. Del Santo, Robert T. Gelber, Wolfgang Schoellkopf, Hugh M. Grant and John E. Merow.

[LOGO OF H. F. AHMANSON & COMPANY]             [LOGO OF HOME SAVINGS OF AMERICA]


         As of April 25, 1997, Ahmanson is the beneficial owner of 3,550,500 shares of GWF Common Stock. Other than Mr. Gelber, who owns 332 shares of GWF Common Stock, none of the Nominees is the beneficial owner of any GWF Common Stock.

         Other than set forth herein, as of April 25, 1997, neither Ahmanson nor any of its directors, executive officers or other representatives or employees of Ahmanson, any Nominees or other persons known to Ahmanson, who may solicit proxies has any security holdings in GWF. Ahmanson disclaims beneficial ownership of any securities of GWF held by any pension plan or other employee benefit plan of Ahmanson or by any affiliate of Ahmanson. Ahmanson further disclaims beneficial ownership of any securities of GWF held by Ahmanson or any of its subsidiaries for the benefit of third parties or in customer or fiduciary accounts in the ordinary course of business.

         Although Credit Suisse First Boston Corporation ("CSFB") and Montgomery Securities ("Montgomery"), financial advisors to Ahmanson, do not admit that they or any of their directors, officers, employees or affiliates are a "participant," as defined in Schedule 14A promulgated under the Securities Exchange Act of 1934 by the Securities and Exchange Commission, or that such
Schedule 14A requires the disclosure of certain information concerning CSFB or Montgomery, CSFB and Montgomery may assist Ahmanson in such a solicitation. Each of CSFB and Montgomery engages in a full range of investment banking, securities trading, market-making and brokerage services for institutional and individual clients. In the normal course of their respective businesses, each of CSFB and Montgomery may trade securities of GWF for their own account and the account of their customers and, accordingly, may at any time hold a long or short position in such securities. As of April 24, 1997, CSFB held a net long position of 5,443 shares of GWF common stock and Montgomery held no shares of GWF common stock.

         Except as disclosed above, to the knowledge of Ahmanson, none of Ahmanson, the directors or executive officers of Ahmanson, the employees or other representatives of Ahmanson who may participate in this solicitation or the Nominees named above has any interest, direct or indirect, by security holdings or otherwise, in GWF.